Exhibit 99.1

Update on Transaction with P&G Beauty Brands Investor Presentation May 3, 2016

0 82 149 34 170 74 127 168 202 104 115 173 246 168 201 237 29 36 103 171 161 246 138 51 167 169 172 230 231 232 Transform COTY into a new global leader and challenger in the Beauty Industry For the ultimate benefit of shareholders! COTY’s Ambition in Beauty 2

0 82 149 34 170 74 127 168 202 104 115 173 246 168 201 237 29 36 103 171 161 246 138 51 167 169 172 230 231 232 BENEFITS OF THE MERGER

0 82 149 34 170 74 127 168 202 104 115 173 246 168 201 237 29 36 103 171 161 246 138 51 167 169 172 230 231 232 9.2 4.8 4.4 Global Beauty (1) FY15 Net Sales ($ Bn ) 4 Creation of a ~$ 9 Bn Leader and Challenger in Beauty Source: Based on Company information , Nielsen and Euromonitor data, estimates Non Pure Play Beauty Player Pure Play Beauty Player Notes: (1) Global Beauty defined as Fragrances, Color, Skin, Retail Hair Coloring & Styling, Salon Hair (2) P&G Beauty Brands excludes Dolce & Gabbana and Christina Aguilera fragrance licenses that will not be transferring to Coty (t he “Excluded Brands”), and the Divested Brands that were never intended to form part of the transaction ( Laura Biagiotti , Puma, Rochas , Giorgio Beverly Hills and Naomi Campbell) (3) Coty does not include acquired Hypermarcas revenues (4) “New Coty” refers to the combination of existing Coty and P&G Beauty Brands Skin Care Focused Players in Beauty

0 82 149 34 170 74 127 168 202 104 115 173 246 168 201 237 29 36 103 171 161 246 138 51 167 169 172 230 231 232 3.5 2.2 1.3 Green L'Oréal Coty LVMH Avon Estee Lauder P&G ex D&G Boticario Chanel 5 Creation of the Worldwide #1 in Fragrances Source: Based on C ompany information, Euromonitor data, estimates Notes: (1) P&G Beauty Brands exclude the Excluded Brands (Dolce & Gabbana and Christina Aguilera) and the Divested Brands Non Pure Play Beauty Player Pure Play Beauty Player Global Fragrances FY15 Net Sales ($ Bn )

0 82 149 34 170 74 127 168 202 104 115 173 246 168 201 237 29 36 103 171 161 246 138 51 167 169 172 230 231 232 2.5 1.4 1.1 L'Oréal EL PF Coty Coty P&G Shiseido Avon LVMH Revlon Kao 6 Strong Worldwide #3 Position in Color Cosmetics Non Pure Play Beauty Player Pure Play Beauty Player Global Color FY15 Net Sales ($ Bn ) Source: Based on C ompany information, Euromonitor data, estimates

0 82 149 34 170 74 127 168 202 104 115 173 246 168 201 237 29 36 103 171 161 246 138 51 167 169 172 230 231 232 1.4 L'Oréal P&G Henkel Kao John Paul Mitchell Estee Lauder Shiseido Revlon 7 Addition of the Worldwide #2 in Hair Salon Source: Based on Company information, Kline data , estimates Non Pure Play Beauty Player Pure Play Beauty Player Global Salon FY15 Net Sales ($ Bn )

0 82 149 34 170 74 127 168 202 104 115 173 246 168 201 237 29 36 103 171 161 246 138 51 167 169 172 230 231 232 41% 41% 18% 49% 33% 18% A Well Balanced Portfolio… F Y2015 Revenue by Business Color Cosmetics ($1.4Bn) Skin & Body Care ($0.8Bn) Fragrance ($2.2Bn) COTY Professional Beauty (3) ($1.7Bn) COTY Consumer Beauty ($3.8Bn) (4) COTY Luxury ($3.8Bn) (5) Coty ($4.4Bn) (1) P&G Beauty Brands ($4.8Bn) (2) 27% 29% 44% New Coty ($9.2Bn) 8 Fine Fragrances ($1.3Bn) Retail Hair & Cosmetics ($2.1Bn) Salon Professional ($1.4Bn) Notes: (1) Coty FY15 reported revenues, which do not include Hypermarcas (2) P&G Beauty Brands’ revenues exclude the Excluded Brands (Dolce & Gabbana and Christina Aguilera) and the Divested Brands (3) Includes P&G Salon and OPI (4) Includes Coty Color Cosmetics excluding OPI, Coty Body Care, P&G Retail Hair Styling, P&G Retail Hair Color and P&G Color Co sme tics (5) Includes Coty Fine Fragrances, Coty Skin, P&G Fine Fragrances and Gucci skin and body products

0 82 149 34 170 74 127 168 202 104 115 173 246 168 201 237 29 36 103 171 161 246 138 51 167 169 172 230 231 232 … With a Powerful Portfolio of Brands… 9 Coty Luxury Coty Consumer Beauty Coty Professional Beauty Pro Forma FY2015 Revenue: $1.7Bn • Each of the three divisions will be anchored in 3 major brands Pro Forma FY2015 Revenue: $3.8Bn (1) Pro Forma FY2015 Revenue: $3.8Bn Note: (1) Does not include Hypermarcas

0 82 149 34 170 74 127 168 202 104 115 173 246 168 201 237 29 36 103 171 161 246 138 51 167 169 172 230 231 232 5.9x 4.3x 2.6x 2.2x 2.0x 2.0x 2.0x 1.9x 1.7x 1.4x … With Greater Scale and More Emerging Markets Exposure Ability to enter large new beauty markets ( including Brazil ) while increasing critical mass in Coty’s top countries FY15 Change In Sales in Top 10 Markets: Coty and P&G Beauty Brands vs . Coty (1) 10 Brazil (excluding Hypermarcas ) Russia Italy Germany U.S. U.K. Canada France China Australia Markets Less than $100MM in Coty Standalone Sales Note : (1) Order of top 10 countries based on the sales expansion ratio

0 82 149 34 170 74 127 168 202 104 115 173 246 168 201 237 29 36 103 171 161 246 138 51 167 169 172 230 231 232 Opportunity to Accelerate Growth and Improve Profits / Cash Flow 11 Growth • Focused divisional structure with a more efficient and highly customer/consumer - centric organization • Emphasis on sell - out via increased digital consumer engagement, in - store excellence, and strong levels of product innovation • Rationalization of the portfolio and wholesale business enables increased focus on fewer brands and doors • Pro forma financial profile will allow Coty to maintain financial flexibility to participate in other acquisition opportunities • Management will be well aligned with shareholders to create value over time via revenue growth, margin expansion and cash flow generation Incentives Profit / Cash Flow • Anticipated material EPS accretion due to synergies • Expected substantial incremental cash flow due to higher profits and net working capital synergies

0 82 149 34 170 74 127 168 202 104 115 173 246 168 201 237 29 36 103 171 161 246 138 51 167 169 172 230 231 232 TRANSACTION UPDATE

0 82 149 34 170 74 127 168 202 104 115 173 246 168 201 237 29 36 103 171 161 246 138 51 167 169 172 230 231 232 Transaction Summary 13 Structure and Consideration • Transaction proposal was valued at $12.5Bn, comprised of $9.6Bn equity and $2.9Bn debt • Assumed debt subject to a $ 1.0Bn adjustment within a collar based on the trading price of Coty stock (range of $22.06 to $27.06 per share) prior to the close of Transaction • Based on the latest share price and estimated contract adjustments, Coty estimates the issuance of 412MM shares and $2.0Bn of assumed debt • P&G and Coty shareholders expected to own 54% / 46 % immediately after transaction Notes: (1) Based on April 13, 2016 Coty stock price of $29.81; the debt amount reflects the $1.9Bn collar amount and an estimated increa se to the debt of ~$0.1Bn reflecting conservative assumptions on other adjustments: a decrease of ~$0.3Bn for the Excluded Brands, an increase of ~$0.1Bn in working capital, and an increase of ~$0.3Bn in other adjustments (2) Calculated as of April 13, 2016 as follows: P&G share price of $82.46 divided by Coty share price of $29.81 equates to a ratio of approximately 2.8x (3) Based on 2.7Bn P&G shares outstanding and approximately 149MM P&G shares necessary to be tendered for a fully subscribed exchange offer, this corresponds to ~6% of the P&G shares outstanding; calculation factors in no discount to arrive at the exchange ratio, as the discount will be determined by P&G at a later point Transaction Mechanics • P&G preferred approach to distribution of new shares to P&G shareholders is a split - off • In a split - off, P&G offers its shareholders the option to exchange their shares of P&G common stock for shares of new Coty • Only ~6 % of P&G shares need to be tendered in the exchange offer to be fully subscribed Expected Close • Transaction expected to close in October 2016 Illustrative P&G Shares Required for Exchange 412 2.8x P&G Shares Necessary for Tender (MM) 149 % of Total P&G Shares Outstanding ³ 6% Coty Shares to be issued to P&G Shareholders (MM) Ratio of P&G to Coty Stock Price ² (1)

0 82 149 34 170 74 127 168 202 104 115 173 246 168 201 237 29 36 103 171 161 246 138 51 167 169 172 230 231 232 Update on Progress 14 Transaction Milestones • S - 4 registration statement filed on April 22, 2016 • Unconditional anti - trust clearance from the E.U, the U.S., and several other required countries, with the anti - trust clearance process nearly completed • Confirmed transfer of ten fragrance licenses • Organizational structure, associated headcount and decisions regarding locations largely finalized • Executive Committee and Divisional Management teams appointed • Cost and cash synergy work completed; associated one - time costs and capex requirements determined • Portfolio and wholesale rationalization work in progress • Impact of local go - to - market changes being assessed • Extensive preparation for business, process & systems integration taking place Operational Milestones • Coty entered into secured financing commitments of $4.5Bn; upsized to $5.0Bn in April 2016 • Galleria Co., a wholly owned subsidiary of P&G , entered into secured financing commitments of $4.5Bn , expected to be ultimately assumed by Coty upon Transaction close Financing Milestones

Led by a Very Strong Management Team Chairman and Interim CEO BART BECHT Chief Human Resources Officer SÉBASTIEN FROIDEFOND Chief Growth and Digital Officer CAMILLO PANE Chief Financial Officer PATRICE DE TALHOUËT Chief Supply Officer MARIO REIS Chief Legal Officer and Secretary JULES KAUFMAN Chief Scientific Officer RALPH MACCHIO President, Coty Consumer Beauty ESI EGGLESTON BRACEY ¹ President, Coty Professional Beauty SYLVIE MOREAU ¹ A Global Leader in Beauty 15 President, Coty Luxury EDGAR HUBER Notes: (1) P&G Beauty Brand employees to join Coty at close of the Transaction Roles go into effect upon the close of the Transaction

0 82 149 34 170 74 127 168 202 104 115 173 246 168 201 237 29 36 103 171 161 246 138 51 167 169 172 230 231 232 FINANCIAL UPDATE

17 0 82 149 34 170 74 127 168 202 104 115 173 246 168 201 237 29 36 103 171 161 246 138 51 167 169 172 230 231 232 FORWARD LOOKING STATEMENTS Certain statements in this presentation are forward - looking statements. These forward - looking statements reflect Coty Inc.’s ( “ Coty’s”) current views with respect to the completion of the transaction with The Procter & Gamble Company (“P&G”). These forward - looking statements are generally identifi ed by words or phrases, such as “anticipate ,” “ambition,” “expect,” “should,” “would,” “could,” “intend,” “plan,” “project,” “seek,” “believe,” “will,” “opportunity,” “potential,” and si milar words or phrases. Actual results may differ materially from the results predicted due to risks and uncertainties including inaccuracies in our ass umptions in evaluating the transaction, difficulties in integrating P&G’s Fragrance, Color Cosmetics and Hair Color business (“ P&G Beauty Brands”) into Coty and other difficulties in achieving the expected benefits of the transaction. All statements in this communication, other than those relating to historical information or cur ren t conditions, are forward - looking statements. We intend these forward - looking statements to be covered by the safe harbor provisions for forward - looking statements in the Pri vate Securities Litigation Reform Act of 1995. These forward - looking statements are subject to a number of risks and uncertainties, many of which are beyond the contr ol of Coty, which could cause actual results to differ materially from such statements. Risks and uncertainties relating to the proposed transaction with P&G include, but are not limited to: uncertainties as to th e t iming of the transaction; the risk that regulatory or other approvals required for the transaction are not obtained or are obtained subject to conditions that are no t a nticipated, including certain licensor consents; competitive responses to the transaction; litigation relating to the transaction; uncertainty of the expected finan cia l performance of the combined company following completion of the proposed transaction; the ability of Coty to achieve the cost - savings and synergies contemplated by the proposed transaction within the expected time frame; the ability of Coty to promptly and effectively integrate P&G Beauty Brands and Coty; the effects of the business combination of Coty and P&G Beauty Brands, including the combined company’s future financial condition, operating results, strategy and plans; and disrup tio n from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the ot her cautionary statements that are included elsewhere. More information about potential risks and uncertainties that could affect Coty’s business and financial re sults are included under “Risk Factors” in Coty’s Registration Statement on Form S - 4 filed on April 22, 2016, under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Coty’s Annual Report on Form 10 - K for the fiscal year ended June 30, 2015, and other periodic reports Coty has filed and may file with the Securities and Exchange Commission from time to time. Any forward - looking statements made in this communication are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Coty will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Coty or its business or operations. Except to the extent required by applicable law, Coty undertakes no obligation to update publicly or revise any forward - looking statement, whether as a result of new information, future developments or otherwis e . The fully diluted shares of Coty common stock immediately prior to the Merger are expected to represent approximately 46% of the fully diluted shares of Coty common stock immediately after the Merger, and the shares of Coty common stock issued in connection with the conversion of shares of Galleria Company common stock in the Merger are expected to represent approximately 54% of the fully diluted shares of Coty common stock immediately after the Merger. The acquisition of P&G Beauty Brands is an unusually complex carve out transaction and the integration of P&G Beauty Brands could cause material business disruption. As a result, integration efforts may detract from improving the performance of the underlying business.

0 82 149 34 170 74 127 168 202 104 115 173 246 168 201 237 29 36 103 171 161 246 138 51 167 169 172 230 231 232 18 Substantial Synergies 1,081 (~130) 400 1,350 FY15 Adjusted Carve-Out EBITDA D&G and Christina Aguilera Brand Contribution Incremental Synergies Over 4 Years Based on New Scope Run-Rate EBITDA 8 00 Impact on P&G Beauty Brands Pro F orma EBITDA ($MM) Note: (1) Allocated P&G shared costs that will not transfer in the T ransaction ~380 (1) Operating Savings and One - Time Costs • Total potential cost savings of approximately $780MM or 16% of acquired revenues, composed of two parts: ▪ ~$380MM initial synergies, reflecting P&G costs that will not transfer ▪ ~$ 400MM of incremental cost synergies ($250MM above July 2015 estimate) ▪ Total synergies cumulatively phased as follows: • One - time operating costs of ~$ 1.2Bn, of which 90% will be cash costs ▪ ~75% of one - time costs driven by synergies and integration ▪ ~25% related to the carve - out and RMT deal structure • Approximately 75% of one - time costs incurred through FY18 Year 1 Year 2 Year 3 Year 4 ~70% ~85% ~100% ~40%

0 82 149 34 170 74 127 168 202 104 115 173 246 168 201 237 29 36 103 171 161 246 138 51 167 169 172 230 231 232 19 12 14 ~18 15 - 17 2 ~(0.4) ~4.3 Standalone Coty FY15 Adj. Operating Margin as Reported FY15 Adj. Operating Margin Expansion from P&G Beauty Brands Pro Forma Coty FY15 Adj. Operating Margin D&G and Christina Aguilera Brand Contribution Run-rate Synergies by Year 4 Pro Forma Coty Adj. Operating Margin Top Peers FY2015 Pro Forma Before Change in Scope With Change in Scope and Run - Rate Synergies Combination Drives Strong Margin Enhancement Adjusted Operating Profit Margins (%) Notes: (1) P&G Beauty Brands FY15 earnings contribution excludes the approximately $400MM of non - transferred overhead costs and includes th e earnings contribution from Dolce & Gabbana and Christina Aguilera. Excludes purchase price accounting related amortization (2) Includes $400MM of run - rate synergies by the end of the fourth year of integration (3) Fiscal 2015 operating margin as reported by beauty peers, Estee Lauder and L’Oreal • P&G Beauty Brands will enhance the margin profile of Pro Forma Coty from Day 1 • The P&G Beauty Brands, supported by the total expected synergies, will add ~600 bps to the Coty stand - alone operating profit margins over a 4 - year period, making Coty an industry leader (1) (2) (3)

0 82 149 34 170 74 127 168 202 104 115 173 246 168 201 237 29 36 103 171 161 246 138 51 167 169 172 230 231 232 20 Significant Combined Earnings Power Pro Forma Adjusted EPS Accretion ($ / Share ) Excludes Purchase Price Accounting Related Amortization 1.48 – 1.53 0.99 (0.57 – 0.62) 0.83 1.20 – 1.25 (0.11) 0.39 Coty FY15 Adj. EPS as Reported Impact of Share Issuance, Transaction Interest Expense P&G Beauty Brands FY15 Earnings Contribution Coty Pro Forma Adj. FY15 EPS D&G and Christina Aguilera Brand Contribution Run-rate Synergies by Year 4 Adj. Coty Pro Forma EPS Notes: (1) Based on assumed debt range of $2.0Bn to $4.0Bn (including Transaction adjustments). Excludes purchase price accounting related amortization, impact of Coty’s refinancing, one - time costs to achieve synergies and Transaction expenses (2) P&G Beauty Brands FY15 earnings contribution excludes the approximately $400MM of non - transferred overhead costs and Divested Brands, and includes the earnings contribution from Dolce & Gabbana and Christina Aguilera (3) Includes $400MM of run - rate synergies by the end of the fourth year of integration (3) FY2015 Pro Forma Before Change in Scope With Change in Scope and Run - Rate Synergies (1) (2)

0 82 149 34 170 74 127 168 202 104 115 173 246 168 201 237 29 36 103 171 161 246 138 51 167 169 172 230 231 232 Attractive Cash Flow and Return of Capital 21 Cash Flow Capital Structure / Return of Capital Working Capital • Anticipated ongoing pro forma free cash flow of $ 800 - 900MM at closing, more than double Coty stand - alone • Further boosted by anticipated working capital synergies of $500MM over four years (up from $200MM targeted in July 2015) • ~70% of the working capital improvement to be realized through FY18 One - Time Capital Expenditures • One - time capex of ~$500MM to build the infrastructure of the new Coty (up from $400MM targeted in July 2015) • Over 90% of the one - time capex to be incurred through FY18 • Combined business, at close, to have moderate pro forma leverage of approximately 3.2x net debt / adjusted EBITDA, up from approximately 3.0x targeted in July 2015, reflecting Hypermarcas acquisition and share buyback program • Increase in dividend per share to $0.50 expected post closing • Combined business is expected to have strategic and financial flexibility

0 82 149 34 170 74 127 168 202 104 115 173 246 168 201 237 29 36 103 171 161 246 138 51 167 169 172 230 231 232 Summary • The merger creates a pure play, new global leader & challenger in the Beauty industry with $ 9.2B in net revenues • Targeted to increase pro forma EPS by $0.49 - 0.54 by FY20 • Targeted to generate substantial pro forma free cash flow of $800 - 900MM, providing ample financial flexibility for the future • Post rationalization of Coty’s portfolio & wholesale business, the merger creates a clear opportunity to accelerate growth, both organically and via further M&A • A strong new management team has been appointed which is well aligned to drive shareholder value 22 Shareholder Value Creation

0 82 149 34 170 74 127 168 202 104 115 173 246 168 201 237 29 36 103 171 161 246 138 51 167 169 172 230 231 232 APPENDIX

0 82 149 34 170 74 127 168 202 104 115 173 246 168 201 237 29 36 103 171 161 246 138 51 167 169 172 230 231 232 P&G Beauty Brands Revenue and EBITDA Bridges 24 Fiscal Year 2015 Revenue Bridge Fiscal Year 2015 EBITDA Bridge Notes: (1) Includes Divested Brands that were included in P&G Beauty Brands’ financial results, but were never intended to form part of the transaction (Laura Biagiotti , Puma, Rochas , Giorgio Beverly Hills and Naomi Campbell) (2) Reflects Dolce & Gabbana and Christina Aguilera fragrance licenses which will not transfer to Coty (3) Includes the Divested Brands, in addition to a range of P&G miscellaneous adjustments including restructuring and one - time costs, fixture adjustments, etc . (4) Reflects an accounting difference between P&G and new Coty , which will result in certain P&G Beauty Brands SG&A expenses being reclassified as depreciation $ MM 5,518 (84) 5,434 (586) 4,848 4,000 5,000 6,000 FY2015 S-4 Revenue P&G Divested Brands FY2015 Adjusted Revenue Excluded Brands FY2015 Revenue Acquired $ MM (1) (2) 634 379 (34) 102 1,081 (~130) ~950 0 750 1,500 FY2015 S-4 EBITDA Non-Transferred Costs P&G Divested Brands and One-Time Costs and Adjustments Depreciation Accounting Reclass FY2015 Adjusted EBITDA D&G and Christina Aguilera Brand Contribution FY2015 EBITDA Acquired (4) (3)

P&G Beauty Brands Performance 25 FY15 Sales Drivers — Total 1H FY16 Sales Drivers — Total Notes: (1) Reflects 41 brands to be acquired by Coty (excludes brands not transferring, Dolce & Gabbana and Christina Aguilera) (2) Reflects Divested Brands that were never intended to form part of the Transaction (Laura Biagiotti , Puma, Rochas , Giorgio Beverly Hills and Naomi Campbell) and Excluded Brands (Dolce & Gabbana and Christina Aguilera) $ Bn $ Bn 6.0 (1)% (1)% (6)% 5.5 5.0 5.6 6.2 FY14 Net Sales as Reported Organic Growth for Acquired Brands Impact of Divested and Excluded Brands Foreign Exchange FY15 Net Sales as Reported (1) (2) 3.1 (1)% (2)% (11)% 2.6 2.0 2.6 3.2 1H FY15 Net Sales as Reported Organic Growth for Acquired Brands Impact of Divested and Excluded Brands Foreign Exchange 1H FY16 Net Sales as Reported (1) (2)

26 0 82 149 34 170 74 127 168 202 104 115 173 246 168 201 237 29 36 103 171 161 246 138 51 167 169 172 230 231 232 DISCLAIMER Definitions and Notes Fiscal year represents Coty’s fiscal year ended June 30. Developed Markets include North America, Western Europe and Japan. E mer ging Markets include all countries other than Developed Markets. Unless otherwise specified, beauty industry revenues and Coty and P&G Beauty Brands industry rankings are based on Euromonitor International Ltd. 2015 calendar year data and represent worldwide retail sales in the segments in which Coty and P&G Beauty Brands compete: fragrances, color cosmetics, retail hair color, salon hair color and styling, and skin & body care (skin & body care includes skin care, bath & shower products, deodorants and suncare ). The information contained in this presentation relating to P&G and P&G Beauty Brands, including pro forma information incorporating such information, is based, in part, representations made by P&G and, although Coty has no reason to believe that such information is inaccurate, it has not been independently verified by Coty . “Divested Brands” refer to beauty brands divested by P&G prior to the transaction, including Rochas , Laura Biagiotti, Naomi Campbell, Puma, and Giorgio Beverly Hills. ”Excluded Brands” refer to the Dolce & Gabbana and Christina Aguilera fragrance licenses, which will not be transferring to Coty as part of the transaction. “Fully diluted shares” means shares outstanding as well as all outstanding equity grants and is not nec essarily calculated in accordance to GAAP. Important Notices and Additional Information In connection with the transaction, Coty and the Galleria Co. have filed registration statements on Form S - 4 and Form S - 4/S - 1, respectively, with the SEC registering shares of Coty’s common stock and common stock of Galleria Co., a subsidiary of P&G that will hold Galleria. Coty’s registrat ion statement also includes a prospectus of Coty relating to the transaction. Coty will also file an information statement relating to the proposed transaction. P&G shareholders are urged to read the prospectus and/or information statement that will be included in the registration statements and any other relevant documents when they bec ome available, and Coty shareholders are urged to read the information statement and any other relevant documents when they become available, because they will co nta in important information about Coty, Galleria and the transaction. The documents relating to the transaction (when they become available) can also be obtain ed free of charge from the SEC’s website at www.sec.gov. The documents (when they become available) can also be obtained free of charge from Coty upon written reques t t o Coty Inc., Investor Relations, 350 Fifth Avenue, New York, New York 10118 or by calling 212 - 389 - 7300. This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or bu y or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the above described tra nsactions, the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of sec uri ties shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended . Non - GAAP Financial Measures In this presentation, Coty presents bridged revenues, Earnings Before Interest, Tax, Depreciation and Amortization (“EBITDA”) , A djusted EBITDA, non - transferred costs, and other pro forma financial measures, which are non - GAAP financial measures that we believe better enable management an d investors to analyze and compare the underlying business results from period to period. Adjusted and pro forma metrics exclude nonrecurring items, pri vat e company share - based compensation, restructuring costs and certain other information as footnoted within this presentation. These non - GAAP financial measures should not be considered in isolation, or as a substitute for, or superior to, financial measures calculated in accordance with GAAP .